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                                                                    EXHIBIT 10.4


                        DIRECT ACCESS INTERACTIVE, INC.
                            STOCK OPTION AGREEMENT

  THIS STOCK OPTION AGREEMENT (this "Agreement"), is entered into as of the 1st day of July, 1999, by and between Direct Access Interactive, Inc., a Georgia corporation (the "Company"), and John W. Collins (the "Optionee").

  WHEREAS, the Board of Directors of the Company agreed as of July 1, 1999, to grant the Optionee a stock option to purchase the number of shares of the Company's Common Stock as set forth below;

  WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such option.

  NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows.

  1.  Grant of Option.  Subject to the terms, restrictions, limitations, and
      ---------------
conditions stated herein, the Company hereby evidences its grant to the Optionee of the right and option (the "Option") to purchase all or any part of the number of shares of the Company's Common Stock, no par value (the "Stock"), set forth on Schedule A attached hereto and incorporated herein by reference. The Option shall be exercisable in the amounts and at the time specified on Schedule A.
The Option shall expire and shall not be exercisable on the date specified on Schedule A or on such earlier date as determined pursuant to this Agreement.

  2.  Purchase Price.  The price per share to be paid by the Optionee for the
      --------------
shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A.

  3.  Exercise Terms.  The Optionee must exercise the Option for at least the
      --------------
lesser of 100 shares or the number of shares of stock which may be purchased by the Optionee under the terms of this Agreement as to which the Option remains unexercised. If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

  4.  Restrictions on Transferability.  No Option shall be transferable by an
      -------------------------------
Optionee other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in the Internal Revenue Code of 1986, as amended (the "Code") or in the Employee Retirement Income Security Act of 1974, as amended (the "Act"), or the rules and regulations promulgated under the Code or the Act). During the lifetime of an Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed.

  5.  Notice of Exercise of Option.  This Option may be exercised by the
      ----------------------------
Optionee, or by the Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule B) signed by the Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to the Company as specified in Section 12 hereof to the attention of the President or such other officer as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required by the Company, and (c) be accompanied by (i) a certified or cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or
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accompanied by stock transfer powers having a Fair Market Value (as determined by the Board of Directors) equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of Stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee or the Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.

  6.  Adjustment in Option.  The number of Shares subject to this Option, the
      --------------------
Exercise Price and other matters are subject to adjustment during the term of this Option as appropriate for stock splits, stock dividends, and similar events.

  7.  Termination of Employment.
      -------------------------

      (a) Except as may otherwise be specified in Schedule A hereto, in the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, the Optionee may exercise this Option at any time within 30 days after such termination to the extent of the number of shares which were purchasable hereunder at the date of such termination.

      (b) Unless and to the extent otherwise provided in Schedule A hereto, in the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any Subsidiary, the Optionee shall continue to have the right to exercise any Options for shares which were Purchasable at the date of the Optionee's retirement. This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or by any of its Subsidiaries. This Option shall not be affected by any change of employment so long as the Optionee continues to be an employee of the Company or one of its Subsidiaries.

  8.  Disabled Optionee.  In the event of termination of employment because of
      -----------------
the Optionee's becoming subject to a Permanent and Total Disability (as defined by Section 22(e)(3) of the Code and any regulations or rulings promulgated thereunder), the Optionee (or his or her personal representative) may exercise this Option at any time within three months after such termination to the extent of the number of shares which were purchasable hereunder at the date of such termination.

  9.  Death of Optionee. Except as otherwise may be set forth in Schedule A with
      -----------------
respect to the rights of the Optionee upon termination of employment under
Section 7 above, in the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of such employment, the appropriate persons described in Section 5 hereof or persons to whom all or a portion of this Option is transferred in accordance with Section 4 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the three month period following the Optionee's death or (b) the expiration date of this Option. If the Optionee was an employee of the Company at the time of death, this Option may be so exercised to the extent of the number of shares that were purchasable hereunder at the date of death. If the Optionee's employment terminated prior to his or her death, this Option may be exercised only to the extent of the number of shares covered by this Option which were purchasable hereunder at the date of such termination.

  9.  Date of Grant.  This Option was granted by the Board of Directors of the
      -------------
Company on the date set forth in Schedule A (the "Date of Grant").

  10.  Compliance with Regulatory Matters.  The Optionee acknowledges that the
       ----------------------------------
issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee
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hereby agrees that the Company shall not be obligated to issue any shares of
Stock upon exercise of this Option that would cause the Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he or she will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section.

  11.  Restriction on Disposition of Shares.  The shares purchased pursuant to
       ------------------------------------
the exercise of an Incentive Stock Option shall not be transferred by the Optionee except pursuant to the Optionee's will or the laws of descent and distribution until such date which is the later of two years after the grant of such Incentive Stock Option or one year after the transfer of the shares to the Optionee pursuant to the exercise of such Incentive Stock Option.

  12.  Miscellaneous.
       -------------

       (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

       (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia.

       (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to the Optionee, at the address set forth below and, if to the Company, to the executive offices of the Company.

       (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

       (e) THE OPTIONEE ACKNOWLEDGES THAT THIS OPTION AND ALL SHARES OF STOCK ACQUIRED PURSUANT TO THE EXERCISE OF THIS OPTION ARE DEEMED TO BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED PURSUANT TO THE SECURITIES ACT OF 1933 AND, THEREFORE, RESALE OF SUCH SHARES MUST BE MADE PURSUANT TO THE REGISTRATION PROVISIONS OF SUCH ACT OR AN EXEMPTION THEREFROM.
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  IN WITNESS WHEREOF, the Board of Directors of the Company has caused this
Stock Option Agreement to be executed on behalf of the Company and the Company's seal to be affixed hereto and attested by the Secretary or an Assistant Secretary of the Company, and the Optionee has executed this Stock Option Agreement under seal, all as of the day and year first above written.


                            COMPANY:

                                DIRECT ACCESS INTERACTIVE, INC.
Attest:


                                By:   /s/ Donny R. Jackson
---------------------------        -------------------------------------
  Secretary
                                Name:     Donny R. Jackson
                                     -----------------------------------
  [SEAL]
                                Title:    President/COO
                                     -----------------------------------



                            OPTIONEE:


                                      /s/ John W. Collins
                                ----------------------------------------

                                Name:
                                     -----------------------------------

                                Address:
                                        --------------------------------

                                        --------------------------------

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                                  SCHEDULE A
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                        DIRECT ACCESS INTERACTIVE, INC.
                                      AND
                                John W. Collins
                              Dated July 1, 1999


1.   Number of Shares Subject to Option:  15.625 shares of the Company's Common
     ----------------------------------
     Stock

2.   This Option (Check one) [ X ] is [ ] is not an Incentive Stock Option.
     -----------                   --     --------------------------------

3.   Option Exercise Price:  $16,000 per share.
     ---------------------

4.   Date of Grant: July 1, 1999
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5.   Option Vesting Schedule:
     -----------------------

          Check one:

          ( )     Options are exercisable with respect to all shares
          (X)     Options are exercisable with respect to the number of shares indicated below on or after the date indicated next to the number of shares:


    No. of Shares                     Vesting Date
--------------------------------------------------------------------------
        15.625          One third annually beginning on the first
                        anniversary of this agreement
--------------------------------------------------------------------------


6.  Option Exercise Period:
    ----------------------

    Options expire and are void unless exercised on or before June 30, 2009.


                                      A-1
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                                  SCHEDULE B
                                      TO
                            STOCK OPTION AGREEMENT
                                    BETWEEN
                        DIRECT ACCESS INTERACTIVE, INC.
                                      AND
                                John W. Collins
                          Dated ____________________

                              NOTICE OF EXERCISE


  The undersigned hereby notifies Direct Access Interactive, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase ________ shares of the Company's Common Stock, no par value (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated July 1, 1999. Accompanying this Notice is (1) a certified or a cashier's check in the amount of $________________ payable to the Company, and/or (2) _______________ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value as of the date hereof of $__________________, such amounts being equal, in the aggregate, to the purchase price per share set forth in Section 3 of the Agreement multiplied by the number of shares being purchased hereby (in each instance subject to appropriate adjustment pursuant to Section 6 of the Agreement).

  IN WITNESS WHEREOF, the undersigned has set his hand and seal, this _____ day of ___________, ____.

                                  OPTIONEE [OR OPTIONEE'S
                                  ADMINISTRATOR,
                                  EXECUTOR OR PERSONAL
                                  REPRESENTATIVE]



                                  ------------------------------------------
                                  Name:
                                  Position (if other than Optionee):